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                                                               EXHIBIT 10.18


                               FIRST AMENDMENT TO
                              OPERATING AGREEMENT
                                OF NARBITEC, LLC

      This First Amendment To Operating Agreement of NARBITEC, LLC (the "Amendment"), effective as of June________________, 2003, is entered into by and among NARBITEC, LLC, a Florida limited liability company (the "Company"), BRIGHTSTAR CORP., Delaware corporation and JAIME NAREA (Brightstar Corp. and Jaime Narea hereinafter referred to as its "Members").

      WHEREAS, the Company and each of its Members has entered into and is bound by that certain. Operating Agreement dated as of July_____________, 2001 (the "Operating Agreement");

      WHEREAS, the Company and its Members now desire to amend the Operating Agreement in accordance with the terms of this Amendment;

      NOW THEREFORE, in consideration of the mutual covenants and promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, it is mutually agreed as follows:

      1. The parties acknowledge that the foregoing recitals are true and correct and same are incorporated in this Amendment by this reference and made a part hereof.

      2. The terms defined in the Operating Agreement shall have the same meaning herein unless otherwise expressly set forth herein or otherwise required by the context hereof.

      3.    The Operating Agreement is hereby modified as follows:

            a. Section 8.1(c)(ii) is hereby deleted in its entirety and the following new Section 8.1(c)(ii) is inserted in its place and stead:

                        involving the merger, amalgamation or business combination of the Company with or into, any other entity or

            b. Section 8.2 of the Operating Agreement is hereby deleted in its entirety and the following new Section 8.2 is inserted in its place and stead:

                        The Board of Managers shall consist of three (3) Managers who shall be elected by the Members owning a majority of the Units in attendance at the annual meeting of the Members at which a quorum exists. The elected Managers shall serve until the earlier of: (a) their successors being duly elected and qualified; (b) their death, resignation or retirement; or (c) their removal by vote or written consent of those Members owning a majority of the Units. Notwithstanding the foregoing, for so long as: (i) Brightstar is a Member, each Member agrees to vote its Units for the election of two (2) Managers to be nominated by Brightstar, and (ii) Narea is a Member,

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                  each Member agrees to vote its Units for the election of one
                  (1) Manager to be nominated by Narea. In the event of the death, resignation, retirement or removal of a Manager nominated by Brightstar or Narea, then the Member nominating such Manager shall have the right to nominate such Manager's successor and the Members agree to vote their Units for the election of such nominee.

            c. Schedule A of the Operating Agreement is hereby deleted in its entirety and the following new Schedule A is inserted in its place and stead:

                                   SCHEDULE A

                       LIST OF MEMBERS AS OF JUNE , 2003

NAME AND ADDRESS               CAPITAL CONTRIBUTION      UNITS     PERCENTAGE INTEREST
----------------               --------------------      -----     -------------------
Brightstar Corp.                     $62,449              510             51%
2010 N.W. 84th Avenue
Miami, Florida 33122
Attn: Marcelo Claure

Jaime Narea                          $60,000              490             49%
7411 W. Cypress Head Dr.
Parkland, Florida 33067

            4. Other than the changes in the Operating Agreement set forth herein, the Operating Agreement shall remain in full force and effect as originally set forth. The parties hereto ratify and confirm the Operating Agreement as amended hereby.

                                                 THE COMPANY:

                                                 NARBITEC, LLC

                                                 By: /s/ R. Marcelo Claure
                                                     -------------------------
                                                 Name:  Marcelo Claure
                                                 Title:

                                                 THE MEMBERS:

                                                 BRIGHTSTAR CORP.

                                                 By: /s/ R. Marcelo Claure
                                                     -------------------------
                                                 Name: R. Marcelo Claure

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                                              Title: President
                                                     /s/ JAIME NAREA
                                                     -------------------------
                                                         JAIME NAREA